Sales of Assets and Impairments of Inventory	9 Months Ended
Sep. 30, 2011
Sales of Assets and Impairments of Inventory
Sales of Assets and Impairments of Inventory

9.                          Sales of Assets and Impairments of Inventory

Net gain (loss) on sales of assets and impairment of inventory for the three months and nine months ended September 30, 2011 and September 30, 2010 are as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(In thousands)		(In thousands)
Gain on sales of assets	$49	$2,857	$14,570	$3,256

Loss on sales of assets and impairment of inventory:
Loss on sales of assets	(20)	(80)	(138)	(1,523)
Impairment of inventory	(94)	—	(279)	—
	(114)	(80)	(417)	(1,523)

Net gain (loss)	$(65)	$2,777	$14,153	$1,733

During the second quarter of 2011, we sold certain interests in two prospects in South Louisiana and recorded a gain of $852,000.  In February 2011, we sold two 2,000 horsepower drilling rigs and related equipment for $22 million of total consideration.  In connection with the sale, we recorded a gain of $13.2 million during the first quarter of 2011.

We maintain an inventory of tubular goods and other well equipment for use in our exploration and development drilling activities.  Inventory is carried at the lower of average cost or estimated fair market value.  We categorize the measurement of fair value of inventory as Level 2 under applicable accounting standards.  To determine estimated fair value of inventory, we subscribe to market surveys and obtain quotes from equipment dealers for similar equipment.  We then correlate the data as needed to estimate the fair value of the specific items (or groups of similar items) in our inventory.  If the estimated fair values for those specific items (or groups of similar items) in our inventory are less than the related average cost, a provision for impairment is made.